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                                POWER OF ATTORNEY

We, the undersigned officers of The Lincoln National Life Insurance Company (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln Life Variable Annuity Account N (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Janet Chrzan, Peter Witkewiz and Rise C. M. Taylor, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all registration statements for the Separate Account (File No. 811-08517) filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such registration statement.

Officer:                 Title:                                   Executed On:
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/s/ Donna D. DeRosa      Director                                 9/20/2004
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Donna D. DeRosa

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STATE OF CONNECTICUT   )
                       ) SS:
COUNTY OF HARTFORD     )

     On this 20th day of September, 2004, before me, a Notary Public, in and for said county and state, personally appeared Donna D. DeRosa, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.


                                                      /s/ Martha Jarvis
                                                      --------------------------
                                                      Notary Public

My Commission Expires: Sep. 30, 2007

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